SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                FEBRUARY 20, 1997

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                     Commission                 IRS Employer
jurisdiction                       File Number                Identification
of incorporation                                              Number

Delaware                             1-3492                   No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On February 20, 1997, registrant issued a press release entitled Dividend Declaration and Shareholders' Meeting pertaining, among other things, to an announcement that registrant declared a first quarter dividend of 25 cents per share on registrant's common stock, payable March 26, 1997 to shareholders of record at the close of business on March 5, 1997. Registrant's annual meeting of shareholders was set for May 20, 1997 in Dallas, Texas. Record date for determination of shareholders entitled to vote at such meeting is at the close of business on March 24, 1997.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated February 20, 1997.













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              HALLIBURTON COMPANY




Date:  February 20, 1997                      By: /s/ Susan S. Keith
                                                  --------------------------
                                                  Susan S. Keith
                                                  Vice President, Secretary and
                                                  Corporate Counsel



























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                                  EXHIBIT INDEX



Exhibit                                                         Sequentially
Number                          Description                     Numbered Page

  20                            Press Release of
                                February 20, 1997                     5 of 5
                                Incorporated by Reference
































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